                                                                   Exhibit 10.22

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement ("Agreement") is made effective as of the ____ day of _________, 2002 by and between VERTEL, a California corporation (the "Company"), and ______________ ("Indemnitee").

         WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the increases in the cost of such insurance and the general reductions in the coverage of such insurance;

         WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

         WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection; and

         WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

         NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

         1.       Indemnification.
                  ---------------

                  (a)      Third Party Proceedings. The Company shall indemnify
                           -----------------------
Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action, suit or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (b)      Proceedings By or in the Right of the Company. The
                           ---------------------------------------------
Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement (if such settlement is approved in advance by the Company, such approval not to be unreasonably withheld or delayed), in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its shareholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee's duty to the Company and its shareholders unless and only to the extent that the court in which such action or suit is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

                  (c)      Mandatory Payment of Expenses. To the extent that
                           -----------------------------
Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsections (a) and (b) of this
Section 1 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

                  (d)      Other Payment of Expenses. Other than for
                           -------------------------
indemnification of expenses by the Company pursuant to Section 1(c) or otherwise ordered by a court of law, Indemnitee shall be indemnified by the Company against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee only if authorized in a specific case upon a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 1(a) or 1(b), as applicable, which determination shall be made by one of the following methods (as chosen by the Company): (i) by a majority vote of the directors who are not parties to the applicable action, suit or proceeding ("Disinterested
                                                       -------------
Directors"), even though less than a quorum may have been present, or by a
---------
committee of Disinterested Directors appointed thereby, (ii) by Independent Legal Counsel (as such term is defined below), reasonably acceptable to Indemnitee and the Company, in a written opinion applying the applicable standard of conduct set forth in Section 1(a) or 1(b), as applicable, or (iii) by the shareholders of the Company applying the applicable standard of conduct set forth in Section 1(a) or 1(b), as applicable; provided, that, in any case, all requirements of applicable law have been met. For purposes of this Section 1(d), "Independent Legal Counsel" shall mean a law firm, or a member of a law firm, that is experienced in matters of corporate law and neither presently is, nor in the past five years has been, retained to represent: (A) the Company or Indemnitee in any matter (other than jointly with respect to the rights of Indemnitee under this Agreement or other indemnities, under similar indemnity agreements); or (B) any other party to the action, suit or proceeding giving rise to a claim for indemnification hereunder; provided, however, Independent Legal Counsel shall not include any firm or person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         2.       Expenses; Indemnification Procedure.
                  -----------------------------------

                  (a)      Advancement of Expenses. The Company shall advance
                           -----------------------
all expenses (including attorneys' fees), incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in Section l(a) or (b) hereof (including amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid promptly by the Company to Indemnitee following delivery of a written request therefor by Indemnitee to the Company which request provides documentation supporting such advances.

                  (b)      Notice/Cooperation by Indemnitee. Indemnitee shall,
                           --------------------------------
as a condition precedent to the right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Omission of such Notice does not relieve the Company of its obligation (unless it results in damages to the Company). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                  (c)      Procedure.
                           ---------

                           (i) Any indemnification and advances provided for in
Sections 1 and/or 2, shall be made as soon as practicable, but in no event no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Articles of Incorporation or Bylaws, as amended, providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses (including attorneys' fees) incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses (including attorneys' fees) pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, Independent Legal Counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, Independent Legal Counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

                           (ii) During the interval between the Company's
receipt of such a request under paragraph (b) of this Section 2, and the later to occur of (x) payment in full to Indemnitee of the indemnification or advances required by Sections 1 and 2 or (y) a determination (if required) pursuant to this Agreement and applicable law that Indemnitee is not entitled to indemnification hereunder, the Company shall take all necessary steps (whether or not such steps require expenditures to be made by the Company at that time), to stay (pending a final determination of Indemnitee's entitlement to indemnification and, if Indemnitee is so entitled, the payment thereof) the execution, enforcement or collection of any judgments, penalties, fines or any other amounts for which Indemnitee may be liable (and as to which Indemnitee has requested indemnification hereunder) in order to avoid Indemnitee being or becoming in default with respect to any such amounts (such necessary steps to include, but not be limited to, the procurement of a surety bond to achieve such stay or a loan to Indemnitee of amounts for which Indemnitee may be liable and as to which a stay of execution as aforesaid cannot be obtained), promptly after receipt of Indemnitee's written request therefor together with a written undertaking by Indemnitee to repay promptly following receipt of a statement therefor from the Company, amounts (if any) expended by the Company for such purpose, if it is ultimately determined (if such determination is required) that Indemnitee is not entitled to be indemnified against such judgments, penalties, fines or other amounts.

                  (d)      Notice to Insurers. If, at the time of the receipt of
                           ------------------
a notice of a claim pursuant to Section 2(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

                  (e)      Selection of Counsel. In the event the Company shall
                           --------------------
be obligated under Section 2(a) hereof to pay the expenses (including attorneys' fees) of any action, suit or proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such action, suit or proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same action, suit or proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such action suit or proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such action, suit or proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any claim, action, suit or proceeding brought by or on behalf of the Company against Indemnitee or as to which the Indemnitee shall have made the conclusion provided for in (ii) (B) above.

         3.       Additional Indemnification Rights; Nonexclusivity.
                  -------------------------------------------------

                  (a)      Scope. Notwithstanding any other provision of this
                           -----
Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws, as amended or by statute. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a California corporation to indemnify a member of its board of directors or an officer, it is the intent of the parties hereto that Indemnitee shall, without the necessity of amending this Agreement, be entitled to the full benefit of such expanded indemnification rights. Indemnitee's rights under this Agreement are contractual rights which may not be diminished, modified or restricted by any subsequent change in the Company's Articles of Incorporation, Bylaws or corporate policies, as amended.

                  (b)      Nonexclusivity. The indemnification provided by this
                           --------------
Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, as amended, any agreement, any vote of shareholders or disinterested Directors, the Corporation Law of the State of California, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

         4.       Partial Indemnification. If Indemnitee is entitled under any
                  -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), judgments, fines or penalties actually or reasonably incurred in the investigation, defense, appeal or settlement of any civil, criminal, administrative or investigative action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or penalties to which Indemnitee is entitled.

         5.       Mutual Acknowledgement. Both the Company and Indemnitee
                  ----------------------
acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

         6.       Officer and Director Liability Insurance. The Company shall,
                  ----------------------------------------
from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee, as long as he or she is serving as director or officer of the Company, shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company. The Company shall for a period of [_____] years following Indemnitee's termination as director or officer, as the case may be, insure the Indemnitee in such manner as to provide Indemnitee substantially the same rights and benefits as were accorded to Indemnitee immediately prior to his or her termination as director or officer of the Company, as the case may be.

         7.       Severability. Nothing in this Agreement is intended to require
                  ------------
or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

         8.       Exceptions. Any other provision herein to the contrary
                  ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                  (a)      Claims Initiated by Indemnitee. To indemnify or
                           ------------------------------
advance expenses to Indemnitee with respect to actions, suits, proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to actions, suits or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 317 of the California Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit.

                  (b)      Lack of Good Faith. To indemnify Indemnitee for any
                           ------------------
expenses incurred by the Indemnitee with respect to any action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such action, suit or proceeding was not made in good faith or was frivolous.

                  (c)      Insured Claims. To indemnify Indemnitee for expenses
                           --------------
or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company.

                  (d)      Claims Under Section 16(b). To indemnify Indemnitee
                           --------------------------
for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         9.       No Employment Rights. Nothing contained in this Agreement is
                  --------------------
intended to create in Indemnitee any right to continued employment.

         10.      Construction of Certain Phrases.
                  -------------------------------

                  (a) For purposes of this Agreement, references to the "Company" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

         11.      Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall constitute an original.

         12.      Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

         13.      Attorneys' Fees. In the event that any action is instituted by
                  ---------------
Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         14.      Notice. All notices, requests, demands and other
                  ------
communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

         15.      Consent to Jurisdiction. The Company and Indemnitee each
                  -----------------------
hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

         16.      Choice of Law. This Agreement shall be governed by and its
                  -------------
provisions construed in accordance with the laws of the State of California, as applied to contracts between California residents entered into and to be performed entirely within California.

         17.      Modification. This Agreement constitutes the entire agreement
                  ------------
between the parties hereto with respect to the subject matter hereof. All prior negotiations, agreements and understandings between the parties with respect thereto are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       VERTEL


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

                                       Address: 21300 Victory Blvd., Suite 700
                                                Woodland Hills, CA 91367

AGREED TO AND ACCEPTED:

INDEMNITEE:
            ----------------------

------------------------------
(signature)

------------------------------
(address)